UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                           Jacksonville Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
                  (Name(s) of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

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      --------------------------------------------------------------------------
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            pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                                                        [LOGO] Jacksonville
                                                                   Bancorp, Inc.

April 2, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., which will be held on Tuesday, April 27, 2004, beginning at 11:00 a.m., Eastern Time. The meeting will be held at The River Club, 1 Independence Drive, Suite 3500, Jacksonville, Florida, 32202. The purpose of the meeting is to consider and vote upon the proposal explained in the notice and the proxy statement.

A formal notice describing the business to come before the meeting, a proxy statement, and a proxy card are enclosed. We have also enclosed our 2003 Annual Report for your review, which contains detailed information concerning our 2003 financial performance and activities.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please vote your shares by completing, signing, and dating the enclosed proxy card, and returning it in the postage paid envelope provided. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

Sincerely,

/s/ Donald E. Roller
---------------------
Donald E. Roller
Chairman of the Board

                           Jacksonville Bancorp, Inc.
                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

To the Holders of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., will be held on Tuesday, April 27, 2004, at 11:00 a.m., Eastern Time, at The River Club, 1 Independence Drive, Suite 3500, Jacksonville, Florida, 32202, to consider and act upon the following matters:

      1.    Election of four of our directors; and

      2. Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only shareholders of record of our common stock at the close of business on March 19, 2004, are entitled to receive notice of, and to vote on, the business that may come before the Annual Meeting.

Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed proxy card to our transfer agent as promptly as possible in the postage paid envelope provided. You may revoke the proxy at any time before it is exercised by following the instructions set forth in Voting of Proxies on the first page of the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Cheryl L. Whalen
--------------------
Cheryl L. Whalen
Corporate Secretary

April 2, 2004

                           Jacksonville Bancorp, Inc.
                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
--------------------------------------------------------------------------------

This proxy statement and the accompanying notice and proxy card are being furnished to you as a holder of Jacksonville Bancorp, Inc., common stock, $.01 par value, in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, April 27, 2004, beginning at 11:00 a.m., Eastern Time, at The River Club, 1 Independence Drive, Suite 3500, Jacksonville, Florida, 32202. This proxy statement, and the accompanying notice and proxy card, are first being mailed to holders of our common stock on or about April 2, 2004.

Unless the context requires otherwise, references in this statement to "we", "us", or "our" refer to Jacksonville Bancorp, Inc., its wholly owned subsidiary, The Jacksonville Bank, and the Bank's wholly owned subsidiary, Fountain Financial, Inc., on a consolidated basis. References to the "Company" denote Jacksonville Bancorp, Inc., and The Jacksonville Bank is referred to as the "Bank".

                                VOTING OF PROXIES
                                -----------------

Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposal stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to our transfer agent, SunTrust Stock Transfer at the address indicated on the enclosed proxy. In order for the notice of revocation or later proxy to revoke the prior proxy, our transfer agent must receive such notice or later proxy before the vote of shareholders at the Annual Meeting. Unless you vote at the meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

                                VOTING PROCEDURES
                                -----------------

Our bylaws provide that a majority of the outstanding shares entitled to vote constitutes a quorum at a meeting of shareholders. Under the Florida Business Corporation Act (the "Act") and our articles of incorporation, directors are elected by a plurality of the votes cast in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless the Act or our articles of incorporation require a greater number of affirmative votes or voting by classes. Abstentions and broker non-votes have no effect under Florida law.

                                VOTING SECURITIES
                                -----------------

Our Board of Directors has fixed the close of business on March 19, 2004 as the record date for determining the holders of our common stock entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on March 19, 2004 there were issued and outstanding 1,475,516 shares of our common stock entitled to vote at the Annual Meeting, held by approximately 197 registered holders. You are entitled to one vote for each share held upon each matter properly submitted at the Annual Meeting.

                                     PURPOSE
                                     -------

We anticipate that our shareholders will act upon the following business at the meeting:

                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

The directors nominated for election at the 2004 Annual Meeting are John W. Rose, John R. Schultz, Price W. Schwenck, and Gary L. Winfield, M.D. in Class 1. The term of office of the Class 2 directors expires at the 2005 Annual Meeting and the term of office of the Class 3 directors expires at the 2006 Annual Meeting. Those directors elected as Class 1 directors at this Annual Meeting will have a term of office of three years, expiring at the 2007 Annual Meeting.

If elected, the nominees will constitute 4 of the 14 members of our Board of Directors. To be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in Voting Procedures. Unless you mark the accompanying proxy otherwise, the proxy will be voted FOR the election of Messrs. Rose, Schultz and Schwenck and Dr. Winfield. If any nominee should become unable to serve, which is not now anticipated, the persons voting the accompanying proxy may vote for a substitute in their discretion.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                              EACH OF THE NOMINEES.

Our articles of incorporation provide that our directors are divided into three classes. The following provides certain information with respect to each of our directors, including the nominees for director in Class 1. Except as otherwise indicated, each person has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years.
Directors Carter, Healey, Kowkabany, Kraft, Mills, Rose, Schultz, Spencer, Tavar, and Winfield became directors during our organizational period. Messrs. Pomar and Schwenck were appointed to the Board in March 1999; Mr. Gottlieb was appointed to the Board in July 1999; and Mr. Roller was appointed to the Board in August 1999. All directors serve on the Boards of both the Company and the Bank.

CLASS 1 DIRECTORS

Name                          Age     Positions Held and Principal Occupations During the Past Five Years
----------------------        ---     ----------------------------------------------------------------------------------------------
John W. Rose                  54      A  financial  services  executive,  advisor,  and  investor  for over 30  years.  Mr.  Rose is
                                      President of McAllen Capital  Partners,  Inc., a financial  advisory firm specializing in bank and thrift  turnarounds.  Through  those  activities  Mr.  Rose has served as  Executive  Vice
                                      President and Chief  Financial  Officer of Bay View Capital Corp., an NYSE traded bank holding company in California and Executive Vice President of F.N.B. Corporation,  an NYSE traded bank holding company in  Pennsylvania.  Mr. Rose is currently a director of Bay View Capital Corp.;
                                      F.N.B. Corporation;  Sun Bancorp, a publicly traded bank holding company in Pennsylvania;  and
                                      Life Shelters Inc., a finance company in Virginia.  Mr. Rose earned his  undergraduate  degree from Case Western Reserve University and his M.B.A. from Columbia University.

John R. Schultz               40      A fourth  generation native of Jacksonville,  Florida.  Mr. Schultz is Chief Executive Officer
                                      of Schultz  Investments,  an investment  management company. He is the founder and Chairman of
                                      Schultz  Angelo  Group,  Inc.,  a  commercial  general  contractor  and is co-owner of Schultz
                                      Properties,  Inc., a commercial  real estate  brokerage firm. Mr. Schultz is a graduate of The
                                      Bolles School  (Jacksonville,  Florida) and attended the University of Florida. Mr. Schultz is a director of numerous  companies and community  organizations,  including  Southeast-Atlantic
                                      Corporation  (Canada Dry  bottler/distributor),  Intrepid  Capital  Management,  an investment management  company,  Jacksonville  Museum of Science and History,  Metro YMCA, St.  Vincent's
                                      Foundation, and the Schultz Foundation.

Price W. Schwenck             61      Chief  Executive  Officer of the Company  until April 26,  2000,  and Chairman of the Board of
                                      Directors for the Bank.  From May 2000 to February 2003, Mr.  Schwenck was President and Chief
                                      Executive  Officer  of PCB  Bancorp,  Inc.,  a  multibank  holding  company  located in Largo,
                                      Florida.  Mr.  Schwenck  served as Regional  President  for First Union  National  Bank in Ft.
                                      Lauderdale,  Florida,  from 1988 to 1994,  and in  Jacksonville,  Florida,  from 1994 until he retired in 1999. Mr. Schwenck  received his Bachelors degree and M.B.A. from the University of
                                      South Florida, and his M.S. from the University of Miami.

Gary L. Winfield, M.D.        46      A physician.  Dr. Winfield has had an active family practice in Jacksonville  Beach,  Florida, since 1989,  operating as Sandcastle  Family  Practice,  P.A. Dr.  Winfield has served as Vice
                                      President  of Medical  Affairs  for  Anthem  Health  Plans of  Florida,  a provider  of health insurance.  Dr. Winfield received his undergraduate degree from the University of Oklahoma and is a graduate of the College of Medicine at the University of Oklahoma.

CLASS 2 DIRECTORS

Name                          Age     Positions Held and Principal Occupations During the Past Five Years
----------------------        ---     ----------------------------------------------------------------------------------------------
Rudolph A. Kraft              68      Director of Kraft Motorcar Company, Inc., in Gainesville, Florida, a Mercedes-Benz,  Jeep, and
                                      Buick dealership since 1990. Mr. Kraft is a Board member of the Jacksonville  Marine Institute and Trustee of the Lasell College in Newton, Massachusetts.  Mr. Kraft was President and Chief
                                      Executive  Officer of Kraft Holdings,  Inc., a Mercedes-Benz  dealership in south Florida from
                                      1977 to 1998.  He also  served as a director  to Barnett  Bank of South  Florida  from 1986 to
                                      1989. Mr. Kraft has served on the boards of a number of civic organizations.

R. C. Mills                   66      Executive Vice President and Chief Operating  Officer of Heritage  Propane  Partners,  L.P., a
                                      national  distributor  of propane gas. Mr. Mills is a graduate of the  University  of Sarasota and resides in the Jacksonville  area. Mr. Mills has an extensive  business  background and is experienced in business mergers and acquisitions,  corporate finance, and personnel management having served in several executive management  positions with a vertically  integrated oil and gas company for over 25 years.

Name                          Age     Positions Held and Principal Occupations During the Past Five Years
----------------------        ---     ----------------------------------------------------------------------------------------------
Gilbert J. Pomar, III         43      President and Chief  Executive  Officer for both the Company and the Bank. Mr. Pomar joined us in March 1999,  having been employed by First Union National Bank in Jacksonville  since 1991.
                                      During his tenure  with First  Union,  he was  promoted  to Senior  Vice  President/Commercial
                                      Lending  Manager  in 1994  and  head of  Commercial  Banking  in  1996.  Mr.  Pomar's  banking experience  includes  four years  with  Southeast  Bank and four  years with First  Chicago in
                                      Miami,  Florida,  as a  Commercial  Real Estate Loan  Officer.  Mr. Pomar is active in various community  efforts,  including Board  positions of the American Cancer Society,  University of
                                      North Florida,  College of Business, and the Florida Bankers Association.  He is a graduate of the University of Florida, where he earned his Bachelor of Science degree in Finance.

Donald E. Roller              66      Chairman of our Board of  Directors.  President  and Chief  Executive  Officer of U.S.  Gypsum
                                      Company from 1993 through 1996. He was also Executive Vice President of USG  Corporation.  Mr.
                                      Roller has had much experience in directorship  positions;  he serves as a member of the Board and  Treasurer  of Glenmoor at St.  Johns,  a not for profit  CCRC  located in St.  Augustine,
                                      Florida;  and has served as acting Chief Executive Officer and Chairman of the Audit Committee
                                      for Payless Cashways, Inc.

Charles F. Spencer            61      President of INOC LLC, a real estate management  development  company, and Cottage Street Land
                                      Trust, Inc., in Jacksonville,  Florida.  In addition,  Mr. Spencer is Executive Vice President of the South  Atlantic and Gulf Coast  District of I.L.A.  and Vice  President at Large of the
                                      Florida  AFL-CIO.  He serves as a member of the Board of the Jacksonville  Airport  Authority, the  Jacksonville  Propeller  Club,  the I. M.  Sulzbacher  Center for the Homeless and Edward
                                      Waters College.  Mr. Spencer is the former Chairman of the Board for the  Jacksonville  Sports
                                      Development Authority,  appointed by the Mayor, and a former board member of the United Way of
                                      Northeast  Florida,  the  Committee of 100 of the  Jacksonville  Chamber of Commerce,  and the
                                      Florida Community College at Jacksonville, Florida.
CLASS 3 DIRECTORS

Name                          Age     Positions Held and Principal Occupations During the Past Five Years
----------------------        ---     ----------------------------------------------------------------------------------------------
D. Michael Carter, C.P.A.     51      Certified Public Accountant and a graduate of Florida State  University.  Mr. Carter has lived in  Jacksonville,  Florida,  since 1975,  and is  President  and  Director of Carter & Company
                                      CPA's,  P.A.,  providing  services to tax and audit  clients  including  businesses,  business owners and  executives,  as well as  professionals.  The practice also provides  financial and retirement planning,  investment and business counseling services. Mr. Carter is President and
                                      Director of Atlantic Capital  Associates,  Inc. Before forming the firm of Carter & Company in
                                      1980, Mr. Carter had been a public  accountant with two national  accounting firms. Mr. Carter is a member  of the  American  Institute  of  Certified  Public  Accountants  and the  Florida
                                      Institute of Certified Public  Accountants.  He is a member of the Rotary Club of Oceanside in
                                      Jacksonville  Beach and is a member of the  Jacksonville  Chamber of Commerce.  Mr. Carter has
                                      previously served as a Board member for the Ronald McDonald House,  Board member of the Rotary
                                      Club of Oceanside,  President of the Rotary Club of East Arlington  (Jacksonville),  President
                                      of  the  Mandarin  Business  Association  (Jacksonville),   and  Board  member  of  Leadership
                                      Jacksonville Alumni, Inc.

Melvin Gottlieb               58      Chief  Executive  Officer of Sterling  Group  Building  Inc. Past Chief  Executive  Officer of
                                      Gottlieb's  Financial  Services,  Inc., a subsidiary of Medaphis  Corporation,  which provides emergency physician  reimbursement  services. Mr. Gottlieb is active in the community,  acting as President for the  Jacksonville  Jewish  Foundation;  Vice  President for the  Jacksonville
                                      Jewish Center,  River Garden Foundation,  and Jewish Community  Alliance;  and Chairman of the
                                      University of North Florida Business  Advisory  Council.  Mr. Gottlieb also serves as Director for numerous other  charitable  organizations,  including the I. M. Sulzbacher  Center for the
                                      Homeless,  Dignity U Wear,  Jacksonville  Jewish Federation,  Fresh Ministries,  and Community
                                      Asthma Partnership.

James M. Healey               46      Director,  Vice  President,  and  Partner of Mint  Magazine,  Inc.,  Chattanooga  Mint,  Inc.,
                                      Tennessee  Mint,  Inc.,  Columbia Mint,  Inc., and Tampa Mint,  Inc.  direct mail  advertising firms.  Before his  association  with Mint  Magazine  began in 1985,  Mr.  Healey  worked with
                                      Carnation Food  Products,  Inc.,  and  International  Harvester.  Mr. Healey  attended  Purdue
                                      University  where he received a Bachelor of Arts degree  from  Purdue's  Business  School with special  studies in Marketing and Personnel.  Mr. Healey has been a resident and active member of the Jacksonville community since 1984.

Name                          Age     Positions Held and Principal Occupations During the Past Five Years
----------------------        ---     ----------------------------------------------------------------------------------------------
John C. Kowkabany             61      Jacksonville based real estate investor and consultant.  Mr. Kowkabany has significant private and public sector  experience.  A resident of the city of Neptune Beach, he has been active in local  government,  serving as the City's Mayor from 1989 to 1997, and Councilman from 1985 to
                                      1989. Mr.  Kowkabany's public sector experience has provided him with experience and knowledge regarding the local business and civic  communities.  For many years, Mr. Kowkabany has served with various  civic and  charitable  organizations  as an officer or director.  Mr.  Kowkabany graduated with a Bachelor of Arts degree from Jacksonville University.

Bennett A. Tavar              46      Owner and  President of Logical  Business  Systems,  Inc.,  a computer  sales and service firm located in  Jacksonville,  Florida.  Mr. Tavar has been a resident of Jacksonville  since 1982 and is active in a number of local civic organizations.

                  BOARD OF DIRECTORS, GOVERNANCE AND COMMITTEES
                  ---------------------------------------------

Corporate Governance. The Board of Directors is committed to good business practices, transparency in financial reporting, the highest level of corporate governance and the highest ethical, moral, and legal standards in the conduct of its business and operations. We believe that these standards form the basis for our reputation of integrity in the marketplace and are essential to our efficiency and continued overall success. During the past year, we have committed many of these standards to writing by adopting a Financial Code of Ethical Conduct applicable to the Company's senior executive and financial officers, which, among other matters, promotes honest and ethical conduct, full accurate and timely disclosure in all public communications, compliance with all applicable laws, rules and regulations and prompt internal reporting of any violation of the Financial Code of Ethical Conduct. You may receive without charge a copy of the Financial Code of Ethical Conduct by contacting our Corporate Secretary, Cheryl L. Whalen, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida 32203-0466.

Communications with the Board of Directors. The Board has established a process for shareholders to communicate with members of the Board. If you would like to contact the Board you can do so by forwarding your concern, question, or complaint to our Corporate Secretary, Cheryl L. Whalen, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida 32203-0466.

Independence. The Board of Directors has determined that 12 of its 14 members are independent as defined by the National Association of Securities Dealers listing standards.

Meetings. During 2003, the Board held 9 meetings, and all directors attended at least 75% of the meetings of the Board and committees on which they served. Our Board of Directors maintains an Audit Committee, a Compensation Committee, and a Corporate Governance Committee, which are described below. Our Board elects the members of these committees at the Board meeting immediately following the Annual Meeting, and membership may change throughout the year based on varying circumstances at the discretion of the Board. Under our bylaws, the Board of Directors is authorized to fill any vacancy on a committee.

Audit Committee. The Audit Committee is responsible for the matters set forth in its written charter which has been adopted by the Board of Directors, a copy of which is attached to this proxy statement. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's financial reports, systems of internal controls regarding finance, accounting, legal compliance, and ethics and evaluating the independence of the Company's independent accountants. The Audit Committee held 4 meetings in 2003. The members of the Audit Committee are
D. Michael Carter, C.P.A. (Chairman), James M. Healey, John C. Kowkabany, and Charles F. Spencer. All members of the Audit Committee are independent as defined by the National Association of Securities Dealers listing standards.

Audit Committee Pre-Approval Policies and Procedures. Under the Company's amended Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible nonaudit services, including related fees and terms, to be performed for the company by its independent auditor, subject to the de minimus exceptions for nonaudit services described under the Securities Exchange Act of 1934 (the "Exchange Act"), which are approved by the Audit Committee prior to the completion of the audit. In 2003, the Audit Committee pre-approved all services performed for the Company by the auditor.

Audit Committee Financial Expert. The Board of Directors has determined that D. Michael Carter, C.P.A. is an audit committee financial expert. Mr. Carter is independent as defined by the National Association of Securities Dealers listing standards.

Compensation Committee. The Compensation Committee, which was formed in May 2002, is responsible for oversight of compensation matters, employment issues, and personnel policies. The Committee makes recommendations to the Board of Directors regarding compensation for the Chief Executive Officer, as well as other executive officers and certain officers/managers, including salary, bonuses, option grants, other forms of long-term compensation, and employee benefits. Additionally, the Committee reviews general levels of compensation, and is responsible for evaluation of salaries and other compensation in light of industry trends and the practices of similarly situated, publicly traded bank holding companies. The Compensation Committee held 4 meetings in 2003. The members are John W. Rose (Chairman), R.C. Mills, Donald E. Roller, Charles F. Spencer, and Gary L. Winfield, M.D.

Corporate Governance Committee. The Corporate Governance Committee, which was formed in March 2002, is responsible for formulating policies governing the Board of Directors and its committees. The responsibilities include recommending new Board members, establishing criteria for membership on the Board, designating chairs and members of Board committees, setting dates for Board meetings, monitoring compliance with our bylaws and regulations governing public companies, and making recommendations regarding director compensation. The Corporate Governance Committee held 4 meetings in 2003. The members of the Corporate Governance Committee are Bennett
A. Tavar (Chairman), James M. Healey, Rudolph A. Kraft, Donald E. Roller, and John R. Schultz. All members of the Corporate Governance Committee are independent as defined by the National Association of Securities Dealers listing standards. The Corporate Governance Committee will consider candidates for Board seats recommended by our shareholders. Written suggestions for nominees should be sent to the Corporate Secretary, Cheryl L. Whalen, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida 32203-0466. Any such recommendation must include the name and address of the candidate; a brief biographical description, including the candidate's occupation for at least five years, a statement of the qualifications of the candidate, and the candidate's signed consent to be named in the proxy statement and to serve as director if elected.

Director Fees. Directors who are not employees of the Company received $4,800 in 2003 and $4,851 in 2004 for their services to the Company. Non-employee directors currently participate in the Company's Directors' Stock Purchase Plan under which a director may designate all, or any part, of his compensation for investment in the Company's stock. All non-employee directors elected to designate all of this compensation for such investment, receiving 600 shares of Company stock, except for Mr. Kraft who received 100% of his director fees in cash.

                             EXECUTIVE COMPENSATION
                             ----------------------

Executive Officers

The following, in addition to Mr. Pomar who serves as a director, are our executive officers:

Name                   Age     Positions Held and Principal Occupations During the Past Five Years
------------------     ---     ----------------------------------------------------------------------------------------------------
Scott M. Hall          39      Executive  Vice  President  and  Senior  Loan  Officer  of the Bank.  Mr.  Hall has over 15 years of experience in the financial services  industry.  Before joining the Bank, he was employed with First
                               Union National Bank in Jacksonville for 8 years as Vice  President/Commercial  Banking  Relationship
                               Manager.  His  community  activities  include the  Jacksonville  Chamber of Commerce and Habitat for
                               Humanity,  and he is a member of the Clay County General Government  Committee.  Mr. Hall is a Board
                               member of the Dye-Clay YMCA.  Mr. Hall is a graduate of the  University of North  Florida,  where he received his Bachelor of Business Administration degree in Finance.

Cheryl L. Whalen       42      Executive Vice President and Chief  Financial  Officer for both the Company and the Bank. Ms. Whalen is also Chief  Administrative  Officer and Cashier of the Bank,  and has over 20 years of experience in the  financial  services  industry.  From March 1990 until  March 1999,  Ms.  Whalen was with the
                               O'Neil Companies and Merchants and Southern Bank in Gainesville,  Florida;  initially as Senior Vice
                               President and Cashier,  and later as Executive  Vice  President  and Chief  Financial  Officer,  and
                               President  of  O'Neil  Management  Services,  Inc.  Ms.  Whalen  has a  Certified  Internal  Auditor
                               designation  and is a graduate of Florida  State  University,  where she  received  her  Bachelor of
                               Science degree in Accounting.

SUMMARY COMPENSATION TABLE (1)

The following table sets forth for the fiscal years ended December 31, 2003, 2002, and 2001, the cash compensation paid or accrued, as well as certain other compensation paid or accrued for those years, for services in all capacities to our Chief Executive Officer, Chief Financial Officer, and the Senior Loan Officer of the Bank.

                                                                           Annual Compensation
                                                                 ---------------------------------------
                                                                                            Other Annual           All Other
           Name and Principal Position                Year       Salary ($)    Bonus        Compensation         Compensation ($)(3)
------------------------------------------------------------------------------------------------------------------------------------
 Gilbert J. Pomar, III, President and Chief           2003        141,000     69,000                   0               12,000
    Executive Officer                                 2002        135,167     55,000                   0               10,182
                                                      2001        130,167     30,000                   0                9,730
------------------------------------------------------------------------------------------------------------------------------------
                                                      2003        110,950     40,000                 250(2)             8,838
 Scott M. Hall, Executive Vice President and          2002        104,967     30,000                   0                6,555
    Senior Loan Officer                               2001        100,416          0                   0                6,274
------------------------------------------------------------------------------------------------------------------------------------
                                                      2003        109,283          0                   0                8,176
 Cheryl L. Whalen, Executive Vice President and       2002        104,967     20,000                   0                7,179
    Chief Financial Officer                           2001        100,416     10,000                   0                6,290
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns relating to Long Term Compensation Awards, and LTIP Payouts, have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods indicated. Perquisites are not disclosed because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(2) The amount shown in the Other Annual Compensation column consists of commissions.
(3) The amounts shown in the All Other Compensation column consist of matching contributions to the 401(k) plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Number of Securities          Percent of Total Options/SARs      Exercise or
                               Underlying Options/SARs        Granted To Employees in Fiscal     Base Price
      Name                           Granted (#)                           Year                    ($/Sh)       Expiration Date
----------------------------------------------------------------------------------------------------------------------------------
Gilbert J. Pomar, III                  15,000                             46.2%                     $12.55            2008
Scott M. Hall                           5,000                             15.4%                     $12.55            2008
Cheryl L. Whalen                        3,000                              9.2%                     $12.55            2008
----------------------------------------------------------------------------------------------------------------------------------

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information regarding stock options exercised in 2003 by each of the named executive officers, and the value of the unexercised options held by these individuals as of December 31, 2003, based on the market value ($16.40) of the common stock on December 31, 2003, on the Nasdaq SmallCap Market.

                                                               Number of Securities Underlying      Value of Unexercised In The
                                                               Unexercised Options at 12/31/03       Money Options at 12/31/03
                              Shares Acquired      Value       -----------------------------------------------------------------
           Name               on Exercise (#)   Realized ($)      Exercisable/Unexercisable          Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
 Gilbert J. Pomar, III               0              $ 0                30,000 / 15,000                 $192,000 / $57,750
 Scott M. Hall                       0              $ 0                10,000 /  7,500                 $ 64,000 / $35,250
 Cheryl L. Whalen                    0              $ 0                10,000 /  5,500                 $ 64,000 / $27,550
--------------------------------------------------------------------------------------------------------------------------------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has granted loans to and accepted deposits from its executive officers, directors and their affiliates in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

EQUITY COMPENSATION PLAN INFORMATION

                                   Number of securities to be issued        Weighted average exercise       Number of securities
                                 upon exercise of outstanding options,    price of outstanding options,    remaining available for
         Plan Category                   warrants and rights                  warrants and rights             future issuance
----------------------------------------------------------------------------------------------------------------------------------
 Equity compensation plans                      172,357                              $ 10.48                       47,742
 approved by security holders
 Equity compensation plans not
 approved by security holders                      0                                                                  0
----------------------------------------------------------------------------------------------------------------------------------
   Total                                        172,357                              $ 10.48                       47,742
----------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTs

Gilbert J. Pomar, III. Under our employment agreement with Gilbert J. Pomar, III, (the "Pomar Agreement"), he became the Bank's President in March 1999 at a salary of $120,000. He has since been promoted to become our CEO, and his base salary has increased annually. Mr. Pomar's salary was increased from $142,000 to $148,000 effective March 1, 2004, based on the evaluation of performance factors by the Compensation Committee. Further, Mr. Pomar was granted a bonus of $69,000 in 2004 relative to 2003 performance. The Pomar Agreement provides for an annual base salary plus annual increases and participation in bonus plans, stock option plans, stock ownership plans, profit sharing plans, and 401(k) plans made available to our employees and executives. Additionally, we pay Mr. Pomar's medical and dental insurance plan premiums. The Pomar Agreement has a rolling one-year term, ending no later than Mr. Pomar's 65th birthday, and contains a six-month noncompetition provision against employment with any person seeking to organize a financial institution in Duval or Clay counties.

If we terminate Mr. Pomar's employment for a reason other than for "just cause" (as defined in the Pomar Agreement), death or disability, or if Mr. Pomar terminates his employment for "good reason" (as defined), then we must pay Mr. Pomar an amount equal to his annual base salary and any bonus to which he would have been entitled under the Pomar Agreement. If Mr. Pomar's employment is terminated as a result of a "change in control" (as defined) or a change in control occurs within 12 months of his involuntary termination or termination for good reason, then Mr. Pomar is entitled to a severance payment equal to 2.99 times his current annual base salary plus any incentive compensation to which he was entitled under the Pomar Agreement. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a change in control, all unvested options will vest on the day before the effective date of the change in control. Furthermore, unless Mr. Pomar is terminated for just cause, under certain banking regulatory requirements or under a termination of employment by Mr. Pomar for other than good reason, we are also required to maintain in full force and effect all employee benefit plans in which Mr. Pomar was participating before termination for the remainder of the Pomar Agreement or 12 months, whichever is shorter. The Pomar Agreement also contains provisions required under certain banking regulations that suspend or terminate the Pomar Agreement upon certain banking regulatory findings or actions.

Scott M. Hall. Under our employment agreement with Scott M. Hall (the "Hall Agreement"), he agreed to serve as the Bank's Senior Loan Officer effective January 1, 2003, at an annual salary of $112,000. Mr. Hall's salary was increased from $112,000 to $125,000 effective March 1, 2004. Mr. Hall was granted a bonus of $40,000 in 2004 relative to 2003 performance. The Hall Agreement provides for an annual base salary plus incentive compensation and participation in bonus plans, stock option plans, stock ownership plans, profit sharing plans, and 401(k) plans made available to our employees and executives. Additionally, we pay Mr. Hall's medical and dental insurance plan premiums. The Hall Agreement has a rolling one-year term, ending no later than Mr. Hall's 65th birthday, and contains a twelve-month noncompetition provision against employment with any person seeking to organize a financial institution in Duval or Clay counties; however, such provision is limited to a three-month period if Mr. Hall is terminated due to a change in control.

If we terminate Mr. Hall's employment for a reason other than for "just cause" (as defined in the Hall Agreement) or Mr. Hall terminates his employment for "good reason" (as defined), then we must pay an amount equal to his annual base salary and any incentive compensation or bonus to which he would have been entitled under the Hall Agreement. If Mr. Hall's employment is terminated as a result of a "change in control" (as defined) or said change occurs within 12 months of his involuntary termination or termination for good reason, then Mr. Hall is entitled to a severance payment equal to 300% of the highest annual salary and bonus he was paid or entitled to in the two years preceding termination. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a termination for a change in control we are required to maintain in full force and effect all benefit plans in which Mr. Hall was participating before termination for the remainder of the Hall Agreement or 12 months, whichever is shorter.

                             AUDIT COMMITTEE REPORT
                             ----------------------

As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors, reviews the audit program on at least an annual basis to ensure the adequacy of its scope, and reviews all reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report and Form 10-KSB.

In discharging its oversight  responsibility as to the audit process,  the Audit
Committee obtained from the independent auditors a formal written statement describing their relationships with us that might bear on their independence, consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; discussed any relationships that may impact their objectivity and independence with the auditors; considered whether the provision of nonaudit services was compatible with maintaining the auditors' independence; and satisfied itself as to their independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our internal controls, and the accounting function's organization, responsibilities, budget, and staffing. The Audit Committee further reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed and discussed our audited financial statements as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements. Based on this review and the discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report and Form 10-KSB for the year ended December 31, 2003, for filing with the SEC.

All members of the Audit Committee are independent directors as defined by the National Association of Securities Dealers.

D. Michael Carter, C.P.A. (Chairman)       John C. Kowkabany
James M. Healey                            Charles F. Spencer

                         SHAREHOLDER RETURN PERFORMANCE
                         ------------------------------

Although it is not required by the SEC, we continue to provide a comparison of our stock price performance with both a broad equity market index and a published industry index or peer group for the period that our stock has been publicly traded. Our total return compared with the Russell 3000 Market Index and the SNL Southeast Bank Index since our common stock began trading is shown in the following graph.

This graph assumes that $100 was invested on September 13, 1999, the date that our stock first traded on the OTC Bulletin Board, and all dividends were reinvested in our common stock and the other indices. Each of the indices is weighted on a market capitalization basis at the time of each reported data point.

   [The following table was also depicted as a graph in the printed material.]

                                    9/13/99           12/31/99        12/31/00       12/31/01      12/31/02      12/31/03
                                    -------           --------        --------       --------      --------      --------
 Jacksonville Bancorp, Inc.          100.00              90.48           83.33          91.43        113.62        156.19
 Russell 3000 Index                  100.00             111.06          102.78          91.00         71.40         93.57
 SNL Southeast Bank Index            100.00              88.54           88.90         110.75        122.34        153.63

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 -----------------------------------------------

The following table indicates the beneficial ownership of our common stock by each person known by us to own beneficially more than 5% of the common stock of the Company, other than Director R.C. Mills, as reported to the SEC on August 27, 2003 and to the Company on March 1, 2004.

                                                                           Amount and Nature of        Percent of Shares of
            Beneficial Owner Name and Address                              Beneficial Ownership       Common Stock Outstanding
--------------------------------------------------------                   --------------------       ------------------------
  Financial Institution Partners III, L.P.                                        113,700                        7.5%
  1824 Jefferson Place, N.W., Washington, D.C. 20036
  Hovde Capital Advisors LLC(1)                                                   113,700                        7.5%
  1824 Jefferson Place, N.W., Washington, D.C. 20036

  Eric D. Hovde(2)                                                                129,351                        8.6%
  1824 Jefferson Place, N.W., Washington, D.C. 20036
  Steven D. Hovde(3)                                                              141,881                        9.4%
  1629 Colonial Parkway, Inverness, Illinois 60067

(1) The 113,700 shares beneficially owned by Hovde Capital Advisors, LLC are held as Investment Manager to Financial Institution Partners III, L.P., the direct owner.
(2) Of the 129,351 shares beneficially owned by Eric D. Hovde, 113,700 are held as President, Chief Executive Officer, and managing member of Hovde Capital Advisors LLC, the Investment Manager to Financial Institution Partners III, L.P., the direct owner and. 15,651 are held personally.
(3) Of the 141,881 shares beneficially owned by Steve D. Hovde, 113,700 are held as Chairman of Hovde Capital Advisors LLC, the Investment Manager to Financial Institution Partners III, L.P., the direct owner.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table indicates the common stock beneficially owned by our executive officers and directors as of March 19, 2004.

                                                                       Amount and Nature of            Percent of Shares of
               Director or Executive Officer                           Beneficial Ownership (1)      Common Stock Outstanding
--------------------------------------------------------------         ------------------------      ------------------------
  D. Michael Carter, C.P.A.                                                    34,318                           2.31%
  Melvin Gottlieb                                                              63,893                           4.31%
  Scott M. Hall                                                                10,300                            .69%
  James M. Healey                                                              43,543                           2.93%
  John C. Kowkabany                                                            37,843                           2.55%
  Rudolph A. Kraft                                                             40,768                           2.75%
  R. C. Mills (2)                                                              87,993                           5.90%
  Gilbert J. Pomar, III                                                        35,000                           2.32%
  Donald E. Roller                                                             47,993                           3.23%
  John W. Rose                                                                 71,543                           4.82%
  John R. Schultz                                                              42,618                           2.87%
  Price W. Schwenck                                                            30,241                           2.04%
  Charles F. Spencer                                                           20,543                           1.39%
  Bennett A. Tavar                                                             41,343                           2.78%
  Cheryl L. Whalen                                                             10,330                            .70%
  Gary L. Winfield, M.D                                                        33,993                           2.29%
  All executive officers and directors as a group (16 persons)                652,262                          39.86%

(1) Under the rules of the SEC, the determinations of "beneficial ownership" of our common stock are based upon Rule 13d-3 under the Exchange Act. Under this Rule, shares will be deemed to be "beneficially owned" where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Shares of our common stock that a beneficial owner has the right to acquire within 60 days under the exercise of the options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All amounts are determined as of March 19, 2004, when there were 1,475,516 shares outstanding. The amounts shown above include 4,643 options exercisable within 60 days of March 19, 2004, for each director other than Mr. Pomar, whose beneficial ownership includes options to purchase 30,000 shares, and Mr. Schwenck whose beneficial ownership includes options to purchase 4,641 shares. The amounts shown for Mr. Hall and Ms. Whalen include options to purchase 10,000 shares, and for all directors and officers as a group, options to purchase 110,357 shares. The amounts shown also include warrants to purchase shares of common stock for the following directors: Mr. Carter-4,525, Mr. Gottlieb-3,600, Mr. Healey-3,600, Mr. Kowkabany-2,450, Mr. Kraft-4,125, Mr. Mills-10,000, Mr. Roller-5,000, Mr. Rose-5,000, Mr. Schultz-4,125, Mr. Spencer-100, Mr. Tavar-4,400, and Dr. Winfield-3,750. The amount shown for Mr. Schultz includes 5,000 shares owned by the Schultz Foundation. Mr. Schultz serves as an officer and director of the Schultz Foundation. Unless otherwise noted, all shares are held directly by the director or executive officer, or in some cases by their family members sharing the same household.

(2) Mr. Mills' business address is 5000 Sawgrass Village Circle, Suite 4, Ponte Vedra Beach, Florida 32082.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

The Exchange Act requires our executive officers and directors, and any persons owning more than 10 percent of a class of our stock, to file certain reports on ownership and changes in ownership with the SEC. During 2003, our executive officers and directors filed on a timely basis all reports required by Section 16(a) of the Exchange Act relating to transactions involving our equity securities beneficially owned by them, except that Mr. Rose filed 2 late reports and each non-employee director other than Mr. Kraft filed 1 late report.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES
                     --------------------------------------

The firm of Hacker, Johnson, & Smith, P.A., served as our independent accountants for the fiscal year ending December 31, 2003. Representatives of Hacker, Johnson, & Smith, P.A., will be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors has approved the selection of the firm Crowe-Chizek and Company, LLC, as the Company's independent accountants for the fiscal year ending December 31, 2004.

AUDIT AND NONAUDIT FEES

                                                      2003           2002
                                                    ----------------------
      Audit Fees (1)                                $21,000        $18,000
      Audit Related Fees (2)                         12,000         12,000
      Tax Fees (3)                                    4,000          3,000
      All Other Fees (4)                                  0              0
                                                    ----------------------
      Total                                         $37,000        $33,000
                                                    ----------------------
      (1) Audit fees consisted of audit work performed in the preparation and review of the Company's financial statements.
      (2) Audit related fees consisted principally of fees for quarterly and annual review of Forms 10-Q and Form 10-KSB.
      (3)   Tax  fees  consisted   principally  of  assistance  related  to  tax
            compliance reporting.
      (4)   Fees for products and services other than those already reported.

                              SHAREHOLDER PROPOSALS
                              ---------------------

Shareholders who wish to include a proposal in our proxy statement and form of proxy relating to the 2005 Annual Meeting should deliver a written copy of their proposal to our principal executive offices no later than November 25, 2004. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. Except for shareholder proposals to be included in our proxy statement and form of proxy, the deadline for nominations for director and other proposals made by a shareholder is February 9, 2005. We may solicit proxies in connection with next year's Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which we do not receive notice by February 9, 2005. Proposals should be directed to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

             ANNUAL REPORT; DELIVERY TO SHAREHOLDERS SHARING ADDRESS
             -------------------------------------------------------

We are providing a copy of our Annual Report for the fiscal year ended December 31, 2003, simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report and/or the Annual Report on Form 10-KSB filed with the SEC by writing to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

We are delivering only one proxy statement and Annual Report to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to Cheryl L. Whalen at the address noted above or call us at (904) 421-3040.

                                  OTHER MATTERS
                                  -------------

As of the date of this proxy statement, our Board of Directors does not anticipate that other matters will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

                              COST OF SOLICITATION
                              --------------------

We will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. We will solicit primarily through the mail, and our officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but we may reimburse them for their reasonable out-of-pocket expenses.

Holders of common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to our transfer agent in the enclosed addressed, postage paid envelope.

Cheryl L. Whalen
Corporate Secretary
Dated: April 2, 2004

                                   APPENDIX A

                                  FORM OF PROXY

                           Jacksonville Bancorp, Inc.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Cheryl L. Whalen and Scott M. Hall, or any one or more of them, my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of March 19, 2004, at the Annual Meeting of Shareholders to be held on Tuesday, April 27, 2004.

PROPOSAL 1. Election of the following Directors:

      [ ] FOR all nominees listed below (except as marked to the contrary below)

            John W. Rose
            John R. Schultz
            Price W. Schwenck
            Gary L. Winfield, M.D.

      [ ]   WITHHOLD Authority to vote for all nominees listed below

            (INSTRUCTION: To withhold authority to vote for
            any individual nominee, write the name(s) of such
            nominee(s) below.)
            __________________             ________________

            __________________             ________________

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                     THE ELECTION OF EACH OF THE NOMINEES.
--------------------------------------------------------------------------------

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

                   IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

(Reverse of Proxy)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE OR OTHERWISE TO SunTrust Stock Transfer, P.O. Box 4625, Atlanta, Georgia, 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CAN NOT BE VOTED.

                                         _______________________________________
                                                                            Date

                                         _______________________________________
                                                                       Signature

                                         _______________________________________
                                                     Signature (if jointly held)

                                         _______________________________________
                                                              Print Name(s) Here